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                                                                   EXHIBIT 10.33

GUY CARPENTER
                                                                      COVER NOTE
                                                  No.         01-98-0022

Memorandum of Reinsurance
effected through Guy Carpenter & Company, Inc.
180 Maiden Lane, New York, NY 10038-4993


REINSURED:        SCPIE HOLDINGS, INC.,
                  AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                  AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                  AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                  AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                  AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                  BEVERLY HILLS, CALIFORNIA

TYPE:             THIRD EXCESS OF LOSS REINSURANCE

BUSINESS          Physicians and Surgeons Comprehensive professional and
COVERED:          Business Liability Policies, including Clinics and Clinical
                  Laboratories, Professional and Business Liability Policies for
                  Hospitals and Errors and Omissions Liability Policies for
                  Managed Care Organizations.

TERM: January 1, 1998 to December 31, 1998 as respects claims made during the calendar year 1998.

                  Retroactive date January 1. 1976, except for Extra Contractual Obligations which is January 1, 1979,

                  In respect of recoveries made under Section A. 1:

                  The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies. claims or losses first notified to the Company during the term of the Agreement.

                  In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.

TERM:             In respect of recoveries made under Section A. 2:

                  The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1987 to December 31, 1992 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:        As per the Company's original policies, contracts or binders.


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EXCLUSIONS:       1.       Insolvency Funds
                  2.       Nuclear Incident - Liability -Reinsurance.

LIMIT AND
RETENTION:                 A.1.     $5,000,000 each and every loss in excess of
                                    $5,000,000 each and every loss.

                           A.2. $5,000.000 each and every loss in excess of $5,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1987 to December 31, 1992 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Third Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 01-87-0022, 01-88-0022, 01-89-0022, 01-90-0022,
                                    01-91-0022, 01-92-0022).

WARRANTY:         1.       In respect of Physicians and Surgeons Comprehensive
                           Professional and Business Liability Policies, including Clinics and Clinical Laboratories, the Maximum Original Policy Limit is $10,000,000, subject to insuring protections of $8,000,000 in excess of $2,000,000 or so deemed.

                  2. As respects Professional and Business Liability Policies for Hospitals written on or after January 1, 1996 and prior to October 1, 1997, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                  3. As respects Professional and Business Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                  4. As respects Professional and Business Liability Policies for Hospitals written on or after October 1, 1997, Policy Limits greater than $1,000,000 reimbursed elsewhere on an Excess of Loss Basis or so deemed.

                  5. In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Maximum Original Policy Limit $5,000,000.

PREMIUM:          .333% of G.N.E.P.I.

                  Deposit Premium: $355,000, payable $88,750 quarterly.

                  Minimum - $355,000.


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REINSTATEMENTS:   A.1.     One in all at the option of the Company computed Pro
                           Rata as to amount 100% as respects premium.

                  All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                    PLUS

                  A.2.     In the event of a paid loss arising under this

                           Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable to be calculated at pro rata as respects amount/100% as respects premium based on annual premium of $125,000.

                           It is understood and agreed that the payment of reinstatement premium arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                  Maximum Annual Aggregate Amount Recoverable under (A.) 1 and 2 combined is $10,000,000 in all.

ATTACHMENT OF
LIABILITY:        (A)      For purposes of determining the attachment of the
                           Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same medical incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement, shall be covered hereunder. Where first notice falls in Agreement
                           Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive Professional Liability
                           Policies only.

                  (B) The date of loss hereunder shall be the earliest date, within the term of this Contract, that the company has received First Notice of Claim or Circumstance.

GENERAL
CONDITIONS:       Loss Adjustment Expenses to be Pro-Rated.
                  Excess of Original Policy Limits Clause.
                  80% Extra Contractual Obligations Clause.
                  Ultimate Net Loss Clause including Declaratory
                           Judgment Expenses incurred in connection with coverage questions and legal actions related to a specific claim.
                  Net Retained Lines Clause.
                  Notice of Loss Clause.
                  Loss Funding Clause - Including IBNR (See Attached.)
                  Special Funding Clause.
                  Confidentiality Clause.
                  Commutation Clause.
                  Federal Excise Tax Clause.
                  Errors and Omissions Clause.
                  Insolvency Clause.


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GENERAL           Service of Suit Clause
CONDITIONS:       Arbitration Clause.
(CONT'D)          Access to Records Clause.
                  Guy Carpenter & Company, Inc. Intermediary Clause.


REINSURERS
HEREON:           Domestic:

                  Gulf Insurance Company                            5.00%
                  Odessey Reinsurance Corporation                   5.00%
                                                                   ------
                           Domestic Total                          10.00%

                  Australia:
                  Through Guy Carpenter & Company, Pty. Ltd.:
                  GIO Insurance Ltd.
                              trading as
                           GIO Reinsurance                         10.00%
                                                                   ------
                  Australia Total:                                 10.00%
                                                                   ------

                  Germany:
                  Hannover Ruckversicherungs AG                     7.50%
                                                                   ------
                           Germany Total                            7.50%
                                                                   ------

                  United Kingdom:
                  Through Guy Carpenter & Company, Ltd (UK)
                  London, England
                  Underwriters at Lloyd's
                  SVH 1007                                         6.716%
                  DPM 435                                          6.716%
                  JHV 376                45.80%
                      2376               54.20%                    2.374%
                  ROS 227                73.00%
                      2227               27.00%                    1.188%
                  BFC 780                                          1.978%
                  PIG  79                                          3.000%
                  SJB 1212                                         4.728%
                  GNR 570                                          2.374%
                  MEL 1223                                         7.914%
                  RAS 1096                                         1.187%
                  HGJ 205                                          5.478%
                  WEH 362                                          3.000%
                  RAE 219                                          4.748%
                  MFN 1027               30.97%
                      2027               69.03%                    1.583%
                  GSC 958                                          0.791%
                  ANT  51                                          0.791%
                  CFP 314
                        1.583%
                  SAM 727                                          2.374%
                  MHE 529                                          2.374%
                  CNA International Reinsurance Co., Ltd.          4.478%
                  Sphere Drake Insurance PLC                       2.375%
                  Unionamerica Insurance Company, Ltd.             4.750%
                                                                   ------
                                             United Kingdom Total 72.500%

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
                                             Domestic Total       10.000%
                                             Foreign Total        90.000%
                                                                  -------
                                             Grand Total         100.000%
                                                                 --------


This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter Company, Inc. and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order, please sign and return the enclosed copy of this Cover Note for completion of our files.


/s/ Donald J. Zuk
-------------------------------
Signature


March 13, 1998
-------------------------------
Date

                                         Guy Carpenter & Company, Inc.



                                         By  /s/ Managing Director
                                             ---------------------------------
                                             Managing Director



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